Exhibit 10.5

GIGAMON LLC

2012 UNIT OPTION PLAN

OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Gigamon LLC 2012 Unit Option Plan (the “Plan”) and the Operating Agreement of Gigamon LLC (the “Operating Agreement”) shall have the same defined meanings in this Option Agreement.

I.	NOTICE OF UNIT OPTION GRANT

Optionee Name:

Address:

The undersigned Optionee has been granted an Option to purchase Units of the Company, subject to the terms and conditions of the Plan, the Operating Agreement, and this Option Agreement, as follows:

Date of Grant

Vesting Commencement Date

Exercise Price Per Unit

Total Number of Units Granted

Total Exercise Price

Term/Expiration Date

Vesting Schedule:

This Option shall vest, in whole or in part, according to the following vesting schedule:

[Twenty-five percent (25%) of the Units subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and one forty-eighth (1/48th) of the Units subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Optionee continuing to be a Service Provider through each such date.]

II.	AGREEMENT

1. Grant of Option. The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Units set forth in the Notice of Grant, at the exercise price per Unit set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 13(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

This Option is not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable in accordance with the Vesting Schedule provisions set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Units with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all exercised Units. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Units shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Units shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Units.

3. Optionee’s Representations. At the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B and execute the counterpart signature page to the Operating Agreement attached hereto as Exhibit C.

4. Lock-Up Period. Optionee hereby agrees that Optionee will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Unit (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Unit (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Units (or other securities) of the Company not to exceed 180 days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Units (or other securities) of the Company, Optionee will provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 will not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Units (or other securities) subject to the foregoing restriction until the end of said 180 day (or other) period. Optionee agrees that any transferee of the Option or Units acquired pursuant to the Option will be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by either of the following, or a combination thereof, at the election of the Optionee:

(a) cash or check; or

(b) if the Option is converted into an option covering shares of Company common stock, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

6. Restrictions on Exercise. This Option may not be exercised if the issuance of Units upon such exercise would constitute a violation of any Applicable Law or the Operating Agreement.

7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan, the Operating Agreement and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9. Tax Obligations.

(a) Tax Consequences. The Company makes no representations regarding the tax treatment related to the Option or its exercise. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE UNITS.

(b) Tax Withholding. Optionee agrees that Optionee may be subject to income and employment tax withholding by the Company on the compensation income recognized by the Optionee and that the Company shall not be required to issue Units upon the exercise of the Option unless Optionee adequately provides for the Company to satisfy its withholding obligations.

(c) Code Section 409A. Under Code Section 409A, an Option that was granted with a per Unit exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Unit on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Optionee prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Optionee. Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Unit exercise price of this Option equals or exceeds the Fair Market Value of a Unit on the date of grant in a later examination. Optionee agrees that if the IRS determines that the Option was granted with a per Unit exercise price that was less than the Fair Market Value of a Unit on the date of grant, Optionee shall be solely responsible for Optionee’s costs related to such a determination.

10. Entire Agreement; Governing Law. The Plan and the Operating Agreement are incorporated herein by reference. The Plan, this Option Agreement, and the Operating Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of California.

11. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING UNITS HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and the Operating Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan, the Operating Agreement, and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Operating Agreement or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	GIGAMON LLC:

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

GIGAMON LLC

2012 UNIT OPTION PLAN

EXERCISE NOTICE

Gigamon LLC

[ADDRESS]

[ADDRESS]

Attention:

1. Exercise of Option. Effective as of today,             ,     , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase              common units (the “Units”) of Gigamon LLC (the “Company”) under and pursuant to the 2012 Unit Option Plan (the “Plan”) and the Unit Option Agreement dated             ,      (the “Option Agreement”).

2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Units, as set forth in the Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan, the Operating Agreement and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Member. Until the issuance of the Units (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive allocations of profits or losses or any other rights as a Member shall exist with respect to the Units, notwithstanding the exercise of the Option. The Units shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 11 of the Plan.

5. Company’s Right of First Refusal. Before any Units held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Units on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Units shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Units; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Units to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the

Units (the “Offered Price”), and the Holder shall offer the Units at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Units proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Units purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Units proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Units to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Units in the hands of such Proposed Transferee. If the Units described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Units held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Units during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Units so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Units except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Units upon the earlier of (i) the first sale of Company common stock to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded, or (iii) such other date as may be provided by the terms of the Operating Agreement.

6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Units. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Units and that Optionee is not relying on the Company for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Units together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE UNITS, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE UNITS.

THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Units that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Units or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Units shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice will continue in full force and effect.

11. Entire Agreement. The Plan, Operating Agreement, and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Operating Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:
OPTIONEE:	GIGAMON LLC:

Signature	By

Print Name	Title

Address:	Address:

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	GIGAMON LLC

SECURITY:	COMMON UNIT

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: ,

EXHIBIT C

COUNTERPART SIGNATURE PAGE

GIGAMON LLC

OPERATING AGREEMENT

Instrument of Adherence

The undersigned hereby joins in and agrees to be bound by all the terms and provisions of the Operating Agreement, dated [    ], as further amended from time to time, and shall for all purposes be deemed to be a Member thereunder.

Executed on this      day of                 ,         .

Name:

Address:

GIGAMON LLC

2012 UNIT OPTION PLAN

RESTRICTED SHARE UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Company 2012 Unit Option Plan (the “Plan”) shall have the same defined meanings in this Restricted Share Unit Award Agreement (the “Award Agreement”).

I.	NOTICE OF GRANT OF RESTRICTED SHARE UNITS

Name:                                      [Employee]

Address:                                 [Home Address]

The undersigned Participant has been granted the right to receive an Award of Restricted Share Units, subject to the terms and conditions of the Plan and this Restricted Share Unit Award Agreement (“Agreement”), as follows:

Date of Grant

Vesting Commencement Date

Number of Restricted Share Units

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Share Units will vest in accordance with the following schedule:

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Restricted Share Units, the Restricted Share Units and Participant’s right to acquire any Units hereunder will immediately terminate.

II.	AGREEMENT

1. Grant. The Company hereby grants to the Participant named in the Notice of Grant of Restricted Share Units an Award of Restricted Share Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 16(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail.

2. Company’s Obligation to Pay. Each Restricted Share Unit represents the right to receive a Unit on the date it vests. Unless and until the Restricted Share Units will have vested in the manner set forth herein, Participant will have no right to payment of any such Restricted Share Units. Prior to actual payment, a Restricted Share Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Vesting Schedule. Subject to Section 5 and the acceleration provisions of the Plan, the Restricted Share Units awarded by this Award Agreement will vest in accordance with the vesting provisions in the Notice of Grant, subject to Participant continuing to be a Service Provider through each applicable vesting date.

4. Lock-Up Period. Participant hereby agrees that following a Trigger Event Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any common stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any common stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of common stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto) (such period, the “Lock-Up Period”).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of common stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The Company may impose stop-transfer instructions with respect to the shares of common stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Restricted Share Unit Award or Units acquired pursuant to the Restricted Share Unit Award shall be bound by this Section 4.

5. Payment after Vesting.

(a) General Rule. Any Restricted Share Units that vest will be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Units. Subject to Section 5(b), vested Restricted Share Units shall be paid in whole Units as soon as practicable after vesting, but in each such case within five (5) days after vesting.

(b) Acceleration. The Administrator, in its discretion, may accelerate the vesting of some or all of the Restricted Share Units at any time. If so accelerated, those Restricted Share Units will be considered as having vested as of the date specified by the Administrator. Subject to this Section 5, if the Administrator accelerates the vesting of any Restricted Share Units, the payment of such accelerated Restricted Share Units will be made no later than five (5) days following the accelerated vesting date. However, if the Restricted Share Units are “deferred compensation” within the meaning of Section 409A of the Internal Revenue Code (“Section 409A”), then, to the extent necessary to avoid additional taxation under Section 409A, the payment of the accelerated portion of those Restricted Share Units will be made at the same time or times as if such Restricted Share Units had vested in accordance with the vesting schedule set forth in the Notice of Grant, including any necessary delay under this paragraph. Notwithstanding anything in the Plan or this Agreement to the contrary, if the vesting of any Restricted Share Units is accelerated in connection with your termination (provided that such termination is a “separation from service” within the meaning of Section 409A), other than due to death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination and (y) the payment of such accelerated Restricted Share Units will result in the imposition of additional tax under Section 409A if paid within the six (6) month period following termination, then the payment of such accelerated Restricted Share Units will not be made until at least six (6) months and one (1) day following the date of termination, or, if earlier, at the time of Participant’s death. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the Restricted Share Units or shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply.

6. Forfeiture Upon Termination as a Service Provider. Notwithstanding any contrary provision of this Restricted Share Agreement, if Participant ceases to be a Service Provider for any or no reason, the then-unvested Restricted Share Units awarded by this agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

7. Death of Participant. Any distribution or delivery to be made to Participant under this Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate.

8. Tax Withholding. Notwithstanding any contrary provision of this Award Agreement, no Units will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Units. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Units having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned Units having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such Units otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Units otherwise deliverable to Participant and, until determined otherwise by the Company, this will be the method by which such tax withholding obligations are satisfied. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations through the use of the method described in (d) above. If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Restricted Share Units otherwise are scheduled to vest pursuant to Sections 3 or 5 or tax withholding obligations related to Restricted Share Units otherwise are due, Participant will permanently forfeit such Restricted Share Units and any right to receive Units thereunder and the Restricted Share Units will be returned to the Company at no cost to the Company.

9. Rights as Unitholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a Unitholder of the Company in respect of any Units deliverable hereunder unless and until such Units will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant will have all the rights of a member of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

10. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED SHARE UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF DOES NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

11. Grant is Not Transferable. This grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

12. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Gigamon LLC, 598 Gibraltar Drive, Milpitas, CA 95035, or at such other address as the Company may hereafter designate in writing.

13. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

14. Additional Conditions to Issuance of Units. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Units (or shares) relating to this Agreement upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Units (or shares) to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Units (or shares) will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery will no longer cause such violation.

15. Modifications to the Agreement. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Share Units.

16. Governing Law; Severability. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

17. Acknowledgement and Release. If Participant receives this Award in exchange for outstanding Company options or in replacement of promised Company performance units or other equity-related awards (“Equity Awards”), Participant hereby acknowledges and agrees by accepting this Award that Participant relinquishes all right and entitlement to such Equity Awards, including commitments to grant such Equity Awards made in Participant’s offer letter, and Participant hereby irrevocably releases and waives, acquits and forever discharges all claims, liabilities or causes of action of any kind or nature whatsoever against the Company, its affiliates and successors, and against the Company’s officers and directors, arising out of or in any way related to the Equity Awards and disclaims any and all interest in any Equity Awards.

18. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

PARTICIPANT:	GIGAMON LLC

Signature	By

Print Name	Title